                                                                   EXHIBIT  99.2

                              BIG CITY RADIO, INC.
                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 2000


                                                                         SALE OF
                                                                         PHOENIX          PRO FORMA
                                                      HISTORICAL       STATIONS (1)      ADJUSTMENTS       PRO FORMA
                                                     ------------      ------------      ------------     ------------
        Gross revenues                               $ 26,895,000      $ (6,679,000)     $         --     $ 20,216,000
        Less commissions and fees
                                                        3,054,000          (713,000)               --        2,341,000
                                                     ------------      ------------      ------------     ------------
        Net revenues                                   23,841,000        (5,966,000)               --       17,875,000

        Operating expenses:
           Station operating expenses, excluding
             depreciation and amortization             26,047,000        (5,538,000)               --       20,509,000
           Internet and publishing, excluding
             depreciation and amortization              1,569,000                --                --        1,569,000
           Corporate, general and administrative
             expense                                    3,845,000                --                --        3,845,000
           Cost of abandonment of station
             acquisition agreement                        550,000                --                --          550,000
           Depreciation and amortization                4,867,000          (926,000)               --        3,941,000
                                                     ------------      ------------      ------------     ------------
             Total operating expenses                  36,878,000        (6,464,000)               --       30,414,000
              Operating loss                          (13,037,000)          498,000                --      (12,539,000)
        Other income (expenses)
           Interest income                                281,000                --                --          281,000
           Interest expense                           (18,392,000)               --                --      (18,392,000)
           Other, net                                     (83,000)           11,000                --          (72,000)
                                                     ------------      ------------      ------------     ------------
             Total other expenses                     (18,194,000)           11,000                --      (18,183,000)

        Loss before income tax benefit                (31,231,000)          509,000                --      (30,722,000)
        Income tax benefit, net                            63,000                --                --           63,000
                                                     ------------      ------------      ------------     ------------
        Net loss                                     $(31,168,000)     $    509,000      $         --     $(30,659,000)
                                                     ============      ============      ============     ============

        Pro forma net loss per share                                                                      $      (2.12)

----------
(1) Eliminates the reported historical results of operations of Phoenix Stations for the year ended December 31, 2000.

                              BIG CITY RADIO, INC.
                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS
                      NINE MONTHS ENDED SEPTEMBER 30, 2001


                                                                            SALE OF
                                                                            PHOENIX          PRO FORMA
                                                          HISTORICAL       STATIONS (1)      ADJUSTMENTS          PRO FORMA
                                                         ------------      ------------      ------------        ------------
             Gross revenues                              $ 17,869,000      $ (4,154,000)     $         --        $ 13,715,000
             Less commissions and fees                      1,803,000          (444,000)               --           1,359,000
                                                         ------------      ------------      ------------        ------------
             Net revenues                                  16,066,000        (3,710,000)               --          12,356,000

             Operating expenses:
               Station operating expenses, excluding
                 depreciation and amortization             16,731,000        (3,708,000)               --          13,023,000
               Internet and publishing, excluding
                 depreciation and amortization              1,194,000                --                --           1,194,000
               Corporate, general and administrative
                 expense                                    2,752,000                --                --           2,752,000
               Depreciation and amortization                3,786,000          (736,000)               --           3,050,000
                                                         ------------      ------------      ------------        ------------
                 Total operating expenses                  24,463,000        (4,444,000)               --          20,019,000
                   Operating loss                          (8,397,000)          734,000                --          (7,663,000)
             Other income (expenses)
               Interest income                                 42,000                --                --              42,000
               Interest expense                           (15,016,000)               --            46,000(2)      (14,970,000)
               Other, net                                    (194,000)           (2,000)               --            (196,000)
                                                         ------------      ------------      ------------        ------------
                 Total other expenses                     (15,168,000)           (2,000)           46,000         (15,124,000)

             Loss before income tax benefit               (23,565,000)          732,000            46,000         (22,787,000)
             Income tax benefit, net                           47,000                --                --              47,000
                                                         ------------      ------------      ------------        ------------
             Net loss                                    $(23,518,000)     $    732,000      $     46,000        $(22,740,000)
                                                         ============      ============      ============        ============

             Pro forma net loss per share                                                                        $      (1.57)

----------
(1) Eliminates the reported historical results of operations of Phoenix Stations for the nine months ended September 30, 2001.
(2) Adjustments to reduce reported interest expense of $46,000 on the borrowing from relating party.
(3) The gain on the sale of the Phoenix Stations of $2,439,000 will be recorded by the Company in the fourth quarter of 2001.